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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   APRIL 25, 2006
                                                   --------------



                             NORWOOD FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


      PENNSYLVANIA                      0-28364                     23-2828306
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


717 MAIN STREET, HONESDALE, PENNSYLVANIA                             18431
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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         On April 25, 2006, the Norwood  Financial  Corp. 2006 Stock Option Plan
(the "Option Plan") was approved by the Registrant's stockholders at the 2006 Annual Meeting. Pursuant to the Option Plan, options (which may be incentive or non-incentive options) to acquire up to 250,000 shares may be granted to directors, officers and employees. For additional information on the terms of the Option Plan, reference is made to the Option Plan filed as Exhibit 10.1 hereto and incorporated by reference herein. Effective on stockholder approval, options were awarded to the following directors and executive officers of the Registrant in the amounts indicated below.

                                                                                                  NUMBER OF
NAME AND POSITION                                                                              OPTIONS GRANTED
-----------------                                                                              ---------------
William M. Davis, Jr., President and Chief Executive Officer                                        4,000
Lewis J. Critelli, Executive Vice President and Chief Financial Officer                             3,000
Edward C. Kasper, Senior Vice President                                                             2,000
Joseph A. Kneller, Senior Vice President                                                            1,500
John H. Sanders, Senior Vice President                                                              1,500
John E. Marshall, Director                                                                            500
Russell L. Ridd, Director                                                                             500
Richard L. Snyder, Director                                                                           500
Ralph A. Matergia, Director                                                                           500
Daniel J. O'Neill, Director                                                                           500
Dr. Kenneth A. Phillips, Director                                                                     500
Gary P. Rickard, Director                                                                             500

All options were granted at an exercise price of $31.90 per share and will become 100% vested and exercisable on the one-year anniversary of the date of grant. All awards will become immediately 100% vested upon Death or Disability of the Optionee or Change in Control of the Company or the Bank (as defined in the Option Plan). Awards shall continue to vest during periods of service as an employee, director, or director emeritus.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

     (c) Exhibits:

            Exhibit 10.1      Norwood Financial Corp. 2006 Stock Option Plan
            Exhibit 10.2      Form of Incentive Stock Option Agreement
            Exhibit 10.3      Form of Non-Incentive Stock Option Agreement


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORWOOD FINANCIAL CORP.


Date: April 25, 2006                By: /s/ William W. Davis, Jr.
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                                        William W. Davis, Jr.
                                        President and Chief Executive Officer
                                        (Duly Authorized Representative)